Prospectus supplement dated June 6, 2016
to the following prospectus(es):
BOA Next Generation II FPVUL prospectus dated May 1, 2016
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
Effective May 1, 2016, the Nationwide Variable Insurance Trust - Loring Ward NVIT Moderate Fund: Class II is not available as an investment option and all references to the fund are removed from the prospectus.
VLM-0141AO-2